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                                                                    Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS



TO THE BOARD OF DIRECTORS AND SHAREHOLDERS

MUTUAL RISK MANAGEMENT LTD.



We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated February 15, 2000 (except for note 21, as to which the date is February 29, 2000), in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-96425) of Mutual Risk Management Ltd. dated May 22, 2000.



                                         /S/ ERNST & YOUNG
Hamilton, Bermuda
May 22, 2000